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                                                                EXHIBIT 10.25.1

                                PROMISSORY NOTE

$2,000,000                                               Oklahoma City, Oklahoma
                                                                    May 29, 2001


     FOR VALUE RECEIVED, the undersigned, LOGIX COMMUNICATIONS ENTERPRISES, INC. (the "Borrower") on or before June 30, 2003, hereby unconditionally promises to pay to the order of DOBSON CC LIMITED PARTNERSHIP (the "Lender") at 14201 Wireless Way, Oklahoma City, Oklahoma, 73134, in lawful money of the United States of America, the principal sum of Two Million and 00/100 Dollars ($2,000,000), or so much thereof as shall have been advanced hereunder and remains unpaid, together with interest thereon as hereinafter provided.

     Interest from the date hereof on the unpaid principal balance of this Promissory Note ("Note") shall accrue and be due and payable quarterly, commencing on the 30th day of September, 2001, and on the last day of each and every December, March, June and September thereafter and at maturity. All payments made under this Note shall be made to the Lender by 12 noon, central time, and applied first to the interest then accrued and then to the reduction of the unpaid principal balance hereof.

     The unpaid principal balance hereof outstanding from time to time shall bear interest (computed on the basis of 360 days in the year), at a rate per annum which shall from day-to-day be equal to the lesser of: (i) two percent (2.0%) in excess of the Prime Rate, or (ii) the Maximum Rate. Each change in the rate charged hereunder, subject to the terms hereof, becomes effective without notice to the Borrower, upon the effective date of each change in Prime Rate, or the Maximum Rate, as the case may be. As used herein, the term "Maximum Rate" means the maximum rate of interest from time-to-time which the Lender is allowed to contract for, charge for, take, reserve or receive under applicable law, after taking into account, to the extent required by applicable law, any and all relevant payments or charges hereunder and the term "Prime Rate" shall mean the highest rate of interest expressed as a percentage as published from time to time as the "Prime Rate" in the "Money Rates" section of THE WALL STREET JOURNAL, SOUTHWEST EDITION. Each determination by Lender of an interest rate or an amount of interest that is due and payable by Borrower shall be conclusive and binding on Borrower absent manifest error.

     Any sum not paid when due shall bear interest from the date of default at the rate equal to fourteen percent (14%) per annum, accrued from the date of default until paid. During the existence of any default, the Lender may apply payments received on any amount due hereunder or under the terms of any instrument now or hereafter evidencing or securing the indebtedness evidenced by this Note as the Lender may determine.

     The Borrower agrees that if, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the Lender's rights hereunder or under any instrument securing payment of this Note, the Borrower will pay to the holder hereof its attorney's fees and all court costs and other expenses incurred in connection therewith.


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     This Note is secured by a Pledge and Security Agreement (the "Pledge
Agreement") dated as of May 29, 2001 executed by Borrower in favor of Lender, covering shares of capital stock of Dobson Telephone Company, Inc., Logix Communications Corporation, and Dobson Fiber/Forre of Colorado, Inc., the proceeds from the sale of all or any of such shares of capital stock, and certain other assets of Borrower. This Note and such Pledge Agreement will be referred to herein as the "Loan Documents."

     The terms, provisions and conditions of the Loan Documents are incorporated herein by reference as if set forth in full herein, provided that, in the event of any ambiguity as between the Note and the Loan Documents, this Note shall control.

     Upon the breach of any provision of the Loan Documents, or any other instrument securing payment of this Note, or an Event of Default as defined in the Pledge Agreement, at the option of the Lender, following any notice and/or grace period set forth in the Loan Documents the entire unpaid indebtedness evidenced by this Note will become due, payable and collectable immediately or at such time thereafter as the Lender hereof may elect. Notice of the exercise of such option is hereby expressly waived. Failure of the Lender hereof to exercise such option will not constitute a waiver of the right to exercise the same.

     This Note is given by Borrower and accepted by Lender hereof pursuant to the lending transaction contracted, negotiated, consummated and to be performed in Oklahoma City, Oklahoma County, Oklahoma, and this Note is to be construed according to the laws of the State of Oklahoma. All loan proceeds advanced and to be advanced under this Note are solely for a business purpose.

     Regardless of any provision contained herein or in any of the Loan Documents, the Lender shall never be entitled to receive, collect or apply as interest on this Note, any amount in excess of the Maximum Rate, and, in the event Lender ever receives, collects or applies as interest any such excess, such amount which would be excessive interest shall be deemed a partial prepayment of the principal and treated hereunder as such; and, if the total outstanding principal is paid in full, any remaining excess shall forthwith be paid to the Borrower. In determining whether or not the interest paid or payable under any specific contingency, exceeds the Maximum Rate, Borrower and holder hereof shall, to the maximum extent permitted under applicable law: (i) characterize any non-principal payment as an expense, fee or premium rather than as interest, (ii) exclude voluntary prepayments and the effects thereof, and
(iii) amortize, prorate, allocate and spread, in equal parts, the total amount of interest throughout the entire contemplated term hereof. If the indebtedness evidenced hereby is paid and performed in full prior to the end of the contemplated term hereof, and if the interest received for the actual period of existence hereof exceeds the Maximum Rate, Lender shall refund to Borrower the amount of such excess, and, in such event, Lender shall not be subject to any penalties provided by any laws for contracting for, charging, taking, reserving or receiving interest in excess of the Maximum Rate.

     The Borrower may prepay the indebtedness evidenced hereby in whole or in part at any time without penalty. The aggregate unpaid principal of all advances under this Note shall be the principal amount owing and unpaid on this Note, and all amounts outstanding on this Note shall be determined solely from the records of the Lender. Borrower acknowledges that the sum


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of $2,000,000 was advanced to the Borrower by Lender on the 29th day of May,
2001, which sum constitutes an advance of principal under the terms of this Note and which sums shall bear interest in accordance with this Note accrued from the date of such advanced, notwithstanding the date of this Note.

     The makers, endorsers, sureties, guarantors and all persons who may become liable for all or any part of this obligation severally waive presentment for payment, protest and notice of nonpayment. Said parties consent to any extension of time (whether one or more) of payment hereof, any renewal (whether one or more) hereof, release of all or any part of the security for the payment hereof, release of any party liable for the payment of this obligation, acceptance of additional collateral or security or guarantor for the payment of this obligation, or any amendment or modification thereto. Any such extension, renewal, release, acceptance, amendment or modification may be made without note to any such party and without discharging said party's liability hereunder.

     The Lender and Borrower hereof recognize that because their domiciles may differ, they might agree to the laws of various states to apply to the interpretation and execution of this Note, and for simplicity and certainty, the parties hereto agree that this Note shall be deemed to have been made, executed and delivered in the State of Oklahoma, and the rights and liabilities of the parties hereto shall be determined in accordance with the laws of the State of Oklahoma except with respect to procedural laws of the situs state governing the foreclosure of the Mortgage.

     The acceptance of this Note by Lender shall not constitute a commitment by Lender to make advances hereunder. Advances will be made at Lender's sole discretion.

     IN WITNESS WHEREOF, the undersigned Borrower has executed this Promissory Note this 28th day of June, 2001, effective as of May 29, 2001.


BORROWER:                               LOGIX COMMUNICATIONS
                                        CORPORATION, an Oklahoma corporation


                                        /s/ Craig T. Sheetz
                                        ---------------------------
                                        Craig T. Sheetz
                                        President and Chief Executive Officer



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